Exhibit 99.2
U.S. Bancorp 1Q10 Earnings Conference Call April 20, 2010 Richard K. Davis Chairman, President and CEO Andy Cecere Vice Chairman and CFO

2 Forward-looking Statements and Additional Information The following information appears in accordance with the Private Securities Litigation Reform Act of 1995: This presentation contains forward-looking statements about U.S. Bancorp. Statements that are not historical or current facts, including statements about beliefs and expectations, are forward-looking statements and are based on the information available to, and assumptions and estimates made by, management as of the date made. These forward-looking statements cover, among other things, anticipated future revenue and expenses and the future plans and prospects of U.S. Bancorp. Forward-looking statements involve inherent risks and uncertainties, and important factors could cause actual results to differ materially from those anticipated. Global and domestic economies could fail to recover from the recent economic downturn or could experience another severe contraction, which could adversely affect our revenues and the values of our assets and liabilities. Global financial markets could experience a recurrence of significant turbulence, which could reduce the availability of funding to certain financial institutions and lead to a tightening of credit, a reduction of business activity, and increased market volatility. Stress in the commercial real estate markets, as well as a delay or failure of recovery in the residential real estate markets, could cause additional credit losses and deterioration in asset values. In addition, our business and financial performance could be impacted as the financial industry restructures in the current environment, by increased regulation of financial institutions or other effects of recently enacted legislation, and by changes in the competitive landscape. Our results could also be adversely affected by continued deterioration in general business and economic conditions; changes in interest rates; deterioration in the credit quality of our loan portfolios or in the value of the collateral securing those loans; deterioration in the value of securities held in our investment securities portfolio; legal and regulatory developments; increased competition from both banks and non-banks; changes in customer behavior and preferences; effects of mergers and acquisitions and related integration; effects of critical accounting policies and judgments; and management's ability to effectively manage credit risk, market risk, operational risk, legal risk, and regulatory and compliance risk. For discussion of these and other risks that may cause actual results to differ from expectations, refer to U.S. Bancorp's Annual Report on Form 10-K for the year ended December 31, 2009, on file with the Securities and Exchange Commission, including the sections entitled "Risk Factors" and "Corporate Risk Profile" contained in Exhibit 13, and all subsequent filings with the Securities and Exchange Commission under Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934. Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update them in light of new information or future events. This presentation includes non-GAAP financial measures to describe U.S. Bancorp's performance. The reconciliations of those measures to GAAP measures are provided within or in the appendix of the presentation. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

1Q10 Highlights Net income of $669 million; $.34 per diluted common share Total net revenue of $4.3 billion, up 11.3% vs. 1Q09 Achieved positive operating leverage vs. 4Q09; industry leading efficiency ratio of 49.0% Strong average deposit growth of 13.7% (4.5% excluding acquisitions) and average loan growth of 3.9% (decline of 2.9% excluding acquisitions) vs. 1Q09 Net charge-offs and nonperforming assets (excluding covered assets) increased at a moderating rate; provision for credit losses declined for the second consecutive quarter, lowest level since 4Q08 Early and late stage loan delinquencies (excluding nonperforming loans) as a percentage of ending loan balances declined for all major loan categories on a linked quarter basis Capital generation continues to strengthen capital position Tier 1 capital ratio of 9.9% Tier 1 common equity ratio of 7.1%

Performance Ratios 1Q09 2Q09 3Q09 4Q09 1Q10 Return on Avg Common Equity 0.09 0.042 0.1 0.096 0.105 Return on Avg Assets 0.0081 0.0071 0.009 0.0086 0.0096 1Q09 2Q09 3Q09 4Q09 1Q10 Efficiency Ratio 0.458 0.51 0.475 0.491 0.49 Net Interest Margin 0.0359 0.036 0.0367 0.0383 0.039 ROE and ROA Efficiency Ratio and Net Interest Margin Return on Avg Common Equity Return on Avg Assets Efficiency Ratio Net Interest Margin Efficiency ratio computed as noninterest expense divided by the sum of net interest income on a taxable-equivalent basis and noninterest income excluding securities gains (losses) net

Capital Position $ in billions 1Q09 2Q09 3Q09 4Q09 1Q10 Shareholders' equity $ 27.2 $ 24.2 $ 25.2 $ 26.0 $ 26.7 Tier 1 capital 25.3 21.7 22.0 22.6 23.3 Total risk-based capital 33.5 30.0 30.1 30.5 30.9 Tier 1 capital ratio 10.9% 9.4% 9.5% 9.6% 9.9% Tier 1 common equity ratio 5.4% 6.7% 6.8% 6.8% 7.1% Total risk-based capital ratio 14.4% 13.0% 13.0% 12.9% 13.2% Leverage ratio 9.8% 8.4% 8.6% 8.5% 8.6% Tangible common equity ratio 3.8% 5.1% 5.4% 5.3% 5.6% Tangible common equity as a percent of risk-weighted assets 4.2% 5.7% 6.0% 6.1% 6.5%

1Q09 2Q09 3Q09 4Q09 1Q10 Loans 185.7 183.9 182 191.6 192.9 Deposits 160.5 163.2 166.4 180.9 182.5 Loan and Deposit Growth Average Balances Year-Over-Year Growth 1Q10 Acquisition Adjusted Loan Growth = (2.9%) Deposit Growth = 4.5% 8.2% $191.6 3.9% $192.9 19.6% $185.7 12.8% $183.9 9.3% $182.0 25.2% $180.9 13.7% $182.5 22.7% $160.5 20.2% $163.2 24.6% $166.4 $ in billions

Taxable-equivalent basis 1Q09 2Q09 3Q09 4Q09 1Q10 Reported 3883 4159 4250 4376 4321 Core 3989 4178 4287 4534 4355 Revenue Growth Year-Over-Year Core Growth 8.0% 8.2% 12.0% 18.1% 9.2% Reported Core $ in millions

3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 NPA $ Change 76 49 155 290 357 489 727 626 386 184 91 NPA % Change 0.13 0.08 0.22 0.34 0.31 0.33 0.37 0.23 0.12 0.05 0.02 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 NCO $ Change 8 26 68 103 102 134 156 141 112 69 25 NCO % Change 0.041884817 0.130653266 0.302222222 0.351535836 0.257575758 0.269076305 0.246835443 0.17893401 0.12056 0.07 0.02 Credit Quality $ in millions, linked quarter change * Excluding Covered Assets (assets subject to loss sharing agreements with FDIC) Change in Net Charge-offs Change in Nonperforming Assets* The Company expects the level of Net Charge-offs and Nonperforming Assets, excluding covered assets, to remain relatively stable during 2Q10 NCO $ Change (Left Scale) NCO % Change (Right Scale) NPA $ Change (Left Scale) NPA % Change (Right Scale)

Credit Quality - Reserves 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 Allowance 2260 2243 2448 2648 3004 3575 4105 4571 4986 5264 Provision Exceeding NCO's 0 192 200 250 635 530 466 415 278 175 Provision/NCO's 1 1.66 1.51 1.5 2 1.67 1.5 1.4 1.25 1.15 Allowance for Credit Losses Allowance Provision Exceeding NCO's Provision/NCO's $ in millions

Credit Quality - Commercial Loans 1Q09 2Q09 3Q09 4Q09 1Q10 Average Loans 49362 47362 44655 43490 40837 Net Charge-offs Ratio 0.0092 0.015 0.0178 0.0228 0.0241 Average Loans and Net Charge-offs Ratios Key Statistics Comments Utilization continues to decline resulting in a $1.5 billion decline in average balances for the quarter Delinquencies and nonperforming loans are down for the quarter Asset quality measures are improving 1Q09 4Q09 1Q10 Average Loans 49,362 43,490 40,837 30-89 Delinquencies 1.05% 1.02% 0.91% 90+ Delinquencies 0.22% 0.25% 0.21% Nonperforming Loans 1.35% 2.05% 1.90% 0309 0409 0509 0609 0709 0809 0909 1009 1109 1209 0110 0210 0310 Utilization 0.3662 0.3602 0.3507 0.3382 0.3201 0.311 0.3095 0.3007 0.3043 0.2883 0.2787 0.2796 0.2725 Revolving Line Utilization Trend $ in millions

Credit Quality - Commercial Leases 1Q09 2Q09 3Q09 4Q09 1Q10 Average Loans 6772 6697 6567 6489 6445 Net Charge-offs Ratio 0.0329 0.0329 0.0266 0.0202 0.0214 Average Loans and Net Charge-offs Ratios Key Statistics Comments Delinquency and nonperforming levels continue to decline as net charge-offs stabilize 1Q09 4Q09 1Q10 Average Loans 6,772 6,489 6,445 30-89 Delinquencies 2.94% 2.07% 1.91% 90+ Delinquencies --% --% --% Nonperforming Loans 1.75% 1.91% 1.77% $ in millions EF ST Mix 2158 4287 Equipment Finance $2,158 Small Ticket $4,287

Multi-Family Retial Res Construction Condo Construction A&D Commercial Office Other Mix 2081 1341 1463 522 1080 923 1297 Investor Owner Mix 14402 11042 Credit Quality - Commercial Real Estate 1Q09 2Q09 3Q09 4Q09 1Q10 Avg Loans 33398 33727 33829 34044 34151 NCO Ratio 0.0158 0.0144 0.0222 0.0203 0.0228 NCO Ratio - Mtg 0.0022 0.0047 0.0049 0.0048 0.0073 NCO Ratio - Construction 0.0482 0.0379 0.0662 0.0624 0.068 Average Loans and Net Charge-offs Ratios Key Statistics Comments The key credit statistics for CRE mortgage portfolio remain strong and reflect stable trends Residential construction (including condo) has declined from $4.7 billion in 3Q07 to $2.0 billion in 1Q10 CRE construction delinquencies have improved significantly year over year, net charge-offs have stabilized, but remain elevated; property values are stabilizing 1Q09 4Q09 1Q10 Average Loans 33,398 34,044 34,151 30-89 Delinquencies 2.90% 1.49% 1.44% 90+ Delinquencies 0.07% 0.02% 0.01% Nonperforming Loans 3.80% 5.20% 5.36% $ in millions Multi-family $2,081 Other $1,297 Office $923 A&D Construction $1,080 Retail $1,341 Condo Construction $522 Residential Construction $1,463 Investor $14,402 Owner Occupied $11,042 CRE Mortgage CRE Construction Average Loans Net Charge-offs Ratio NCO Ratio - Comm Mtg NCO Ratio - Construction

1Q09 2Q09 3Q09 4Q09 1Q10 Restructured 1129 1289 1338 1354 1560 Credit Quality - Residential Mortgage 1Q09 2Q09 3Q09 4Q09 1Q10 Average Loans 23915 23964 24405 25621 26408 Net Charge-offs Ratio 0.0154 0.0194 0.021 0.0237 0.0223 Average Loans and Net Charge-offs Ratios Key Statistics Comments Successfully modified 4,611 loans under the HAMP program (owned and serviced), representing $1.0B Significant improvement in both early and late stage delinquencies 1Q09 4Q09 1Q10 Average Loans 23,915 25,621 26,408 30-89 Delinquencies 1.99% 2.36% 1.96% 90+ Delinquencies 2.03% 2.80% 2.26% Nonperforming Loans 0.99% 1.79% 2.07% Residential Mortgage Restructured Loans $ in millions

Credit Quality - Home Equity 1Q09 2Q09 3Q09 4Q09 1Q10 Average Loans 19215 19314 19368 19444 19402 Net Charge-offs Ratio 0.0148 0.0172 0.0182 0.0196 0.0188 Average Loans and Net Charge-offs Ratios Key Statistics Comments Strong credit quality portfolio (weighted average FICO 745, CTLV 73%) originated primarily through the retail branch network to existing bank customers on their primary residence Historically low and stable utilization rates, currently at 49% Overall credit losses and delinquencies declined on a linked quarter basis 1Q09 4Q09 1Q10 Average Loans 19,215 19,444 19,402 30-89 Delinquencies 0.83% 0.93% 0.85% 90+ Delinquencies 0.64% 0.78% 0.69% Nonperforming Loans 0.16% 0.16% 0.17% Traditional Consumer Finance Mix 87 13 Traditional: 87% Wtd Avg LTV: 71% NCO: 1.25% Consumer Finance: 13% Wtd Avg LTV: 83% NCO: 6.23% $ in millions

1Q09 4Q09 1Q10 Average Loans 13,597 16,399 16,368 30-89 Delinquencies 2.62% 2.38% 2.35% 90+ Delinquencies 2.56% 2.59% 2.57% Nonperforming Loans 0.66% 0.84% 1.02% Credit Quality - Credit Card 1Q09 2Q09 3Q09 4Q09 1Q10 Average Loans 13597 14329 15387 16399 16368 Net Charge-offs Ratio 0.0632 0.0736 0.0699 0.0689 0.0773 Average Loans and Net Charge-offs Ratios Key Statistics Comments Average loans have decreased slightly on a linked quarter basis and increased 20.4% year over year due to new accounts, balance growth initiatives and portfolio acquisitions Delinquencies have stabilized; outlook is for net charge-offs to stabilize $ in millions Impact of Acquired Portfolios Net Charge-off Ratio 3Q09 4Q09 1Q10 As Reported 6.99% 6.89% 7.73% Excluding Acquired* 7.30% 7.46% 8.42% * Excluding portfolio purchases where the acquired loans were recorded at fair value at the purchase date

Credit Quality - Retail Leasing 1Q09 2Q09 3Q09 4Q09 1Q10 Average Loans 5115 5031 4822 4620 4509 Net Charge-offs Ratio 0.0103 0.008 0.0066 0.0043 0.0045 Average Loans and Net Charge-offs Ratios Key Statistics Comments Retail leasing delinquency rates continue to improve Strong used auto values continue to reduce end of term risk and net charge-offs 1Q09 4Q09 1Q10 Average Loans 5,115 4,620 4,509 30-89 Delinquencies 0.85% 0.74% 0.56% 90+ Delinquencies 0.14% 0.11% 0.07% Nonperforming Loans --% --% --% $ in millions 0309 0409 0509 0609 0709 0809 0909 1009 1109 1209 0110 0210 0310 Index 106.1 106.6 109.1 114.1 115.4 116.4 118.5 117.4 117.4 117.5 117.6 118.1 119.9 Manheim Used Vehicle Value Index Manheim used vehicle value index source: www.manheimconsulting.com, January 1995 = 100

Credit Quality - Other Retail 1Q09 2Q09 3Q09 4Q09 1Q10 Average Loans 22987 22753 22647 23037 23343 Net Charge-offs Ratio 0.0175 0.018 0.0194 0.0191 0.0193 Average Loans and Net Charge-offs Ratios Key Statistics Comments Overall delinquencies declined on a linked quarter basis Auto loan portfolio net charge-off rate declined to 1.14% in 1Q10, down from 1.17% in 4Q09 and 1.68% in 1Q09 1Q09 4Q09 1Q10 Average Loans 22,987 23,037 23,343 30-89 Delinquencies 1.00% 1.11% 0.89% 90+ Delinquencies 0.39% 0.40% 0.35% Nonperforming Loans 0.07% 0.13% 0.14% Auto Install Studend Revolving Mix 9570 5416 4872 3485 Installment $5,416 Auto Loans $9,570 Revolving Credit $3,485 Student Lending $4,872 $ in millions

Earnings Summary $ in millions, except per-share data % B/(W) 1Q10 4Q09 1Q09 vs 4Q09 vs 1Q09 Net Interest Income $ 2,403 $ 2,360 $ 2,095 1.8 14.7 Noninterest Income 1,918 2,016 1,788 (4.9) 7.3 Total Revenue 4,321 4,376 3,883 (1.3) 11.3 Noninterest Expense 2,136 2,228 1,871 4.1 (14.2) Operating Income 2,185 2,148 2,012 1.7 8.6 Net Charge-offs 1,135 1,110 788 (2.3) (44.0) Excess Provision 175 278 530 37.1 67.0 Income before Taxes 875 760 694 15.1 26.1 Applicable Income Taxes 212 158 149 (34.2) (42.3) Noncontrolling Interests 6 - (16) -- -- Net Income 669 602 529 11.1 26.5 Preferred Dividends 21 22 110 4.5 80.9 NI to Common $ 648 $ 580 $ 419 11.7 54.7 Diluted EPS $ 0.34 $ 0.30 $ 0.24 (13.3) 41.7 Average Diluted Shares 1,919 1,917 1,760 (0.1) (9.0) Taxable-equivalent basis

1Q10 Results - Key Drivers vs. 1Q09 Net Revenue growth of 11.3% (9.2% excluding significant items) Net interest income growth of 14.7%; net interest margin of 3.90% vs. 3.59% Noninterest income growth of 7.3% (3.1% excluding significant items) Significant items: net change of $72 million Noninterest expense growth of 14.2% (7.7% excluding acquisitions) Provision for credit losses lower by $8 million Net charge-offs higher by $347 million Provision in excess of credit losses of $175 million; $530 million in 1Q09 vs. 4Q09 Net Revenue decline of 1.3% (decline of 3.9% excluding net securities losses) Net interest income growth of 1.8%; net interest margin of 3.90% vs. 3.83% Noninterest income declined 4.9% (decline of 10.2% excluding net securities losses) Significant items: net change of $124 million Noninterest expense decline of 4.1% (decline of 6.7% excluding acquisitions) Provision for credit losses lower by $78 million Net charge-offs higher by $25 million Provision in excess of credit losses of $175 million; $278 million in 4Q09

Significant Items 1Q10 4Q09 1Q09 Revenue Items Securities gains (losses), net $ (34) $ (158) $ (198) Other non-operating gains (losses) - - 92 Expense Items Provision in excess of net charge-offs 175 278 530 $ in millions

Net Interest Income 1Q09 2Q09 3Q09 4Q09 1Q10 Net Interest Income 2095 2104 2157 2360 2403 Net Interest Margin 0.0359 0.036 0.0367 0.0383 0.039 Net Interest Income Key Points $ in millions Taxable-equivalent basis vs. 1Q09 Average earning assets grew by $13.5 billion, or 5.7% (0.1% excluding acquisitions) Net interest margin higher by 31 bp (3.90% vs. 3.59%) driven by: Growth in low cost deposits vs. wholesale funding Favorable funding rates vs. 4Q09 Average earning assets grew by $3.4 billion, or 1.4% (decline of 0.2% excluding acquisitions) Net interest margin higher by 7 bp (3.90% vs. 3.83%) driven by: Growth in low cost deposits Favorable funding rates Year-Over-Year Growth 14.5% 10.3% 9.7% 9.2% 14.7%

Average Earning Assets 1Q09 2Q09 3Q09 4Q09 1Q10 Other 7.288 8.198 9.585 9.586 9.739 Loans 185.705 183.878 181.968 191.648 192.878 Securities 42.321 42.189 42.558 44.149 46.211 Average Earning Assets Key Points $ in billions Year-Over-Year Growth 13.7% 10.5% 8.9% 8.6% 5.7% Securities Loans LHFS and Other EA $248.8 $235.3 $234.3 $234.1 $245.4 vs. 1Q09 Average earning assets grew by $13.5 billion, or 5.7% (0.1% excluding acquisitions) Average total loans grew by $7.2 billion, or 3.9% (decline of 2.9% excluding acquisitions) Average investment securities grew by $3.9 billion, or 9.2% vs. 4Q09 Average earning assets grew by $3.4 billion, or 1.4% (decline of 0.2% excluding acquisitions) Average total loans grew by $1.3 billion, or 0.6% (decline of 1.4% excluding acquisitions) Average investment securities grew by $2.1 billion, or 4.7%

Average Loans 1Q09 2Q09 3Q09 4Q09 1Q10 Covered 11.344 10.701 10.288 18.504 21.415 Commercial 56.134 54.059 51.222 49.979 47.282 CRE 33.398 33.727 33.829 34.044 34.151 Res Mtg 23.915 23.964 24.405 25.621 26.408 Retail 60.914 61.427 62.224 63.5 63.622 Average Loans Key Points $ in billions Year-Over-Year Growth 19.6% 12.8% 9.3% 8.2% 3.9% $192.9 $185.7 $183.9 $181.9 $191.6 Retail Res Mtg Covered CRE Commercial vs. 1Q09 Average total loans grew by $7.2 billion, or 3.9% (decline of 2.9% excluding acquisitions) Average total commercial loans declined $8.9 billion, or 15.8%, primarily due to reduction in utilization of revolving lines of credit (28% 1Q10 vs. 37% 1Q09) and reduced demand for new loans Acquisition impact primarily in average covered loans which grew by $10.1 billion vs. 4Q09 Average total loans grew by $1.3 billion, or 0.6% (decline of 1.4% excluding acquisitions) Average total commercial loans declined by $2.7 billion, or 5.4%, primarily due to utilization rates (28% 1Q10 vs. 30% 4Q09) and reduced demand for new loans Average covered loans grew by $2.9 billion, due to acquisition of FBOP Banks (closed October 30, 2009)

Average Deposits 1Q09 2Q09 3Q09 4Q09 1Q10 Time 54.203 48.911 43.951 45.774 45.606 Money Market 27.927 27.25 33.387 38.485 40.902 Checking & Savings 42.378 49.671 52.042 55.64 58.023 Noninterest-bearing 36.02 37.388 36.982 40.99 38 Average Deposits Key Points $ in billions Year-Over-Year Growth 22.7% 20.2% 24.6% 25.2% 13.7% $182.5 $160.5 $163.2 $166.4 $180.9 Noninterest -bearing Checking & Savings Time Money Market vs. 1Q09 Average total deposits grew by $22.0 billion, or 13.7% (4.5% excluding acquisitions) Average low cost deposits (NIB, interest checking, money market and savings), excluding acquisitions, grew $25.0 billion, or 23.5% Growth in low cost deposits led to reduction in wholesale time deposits, contributing to net interest margin expansion vs. 4Q09 Average total deposits grew by $1.6 billion, or 0.9% (decline of 1.7% excluding acquisitions) Average low cost deposits, excluding acquisitions, declined by $0.2 billion, or 0.1%

Noninterest Income 1Q09 2Q09 3Q09 4Q09 1Q10 All Other 230 346 379 400 392 Mortgage 233 308 276 218 200 Service Charges 363 392 397 370 344 Trust & Inv Mgmt 294 304 293 277 264 Payment Services 668 705 748 751 718 Noninterest Income Key Points $ in millions Year-Over-Year Growth (12.5%) 8.6% 48.2% 37.8% 7.3% $1,918 $1,788 $2,055 $2,093 $2,016 Trust & Inv Mgmt Service Charges & Treasury Mgmt All Other Mortgage Payment Services Significant Noninterest Income Items 1Q09 2Q09 3Q09 4Q09 1Q10 Valuation losses $ (198) $ (19) $ (76) $ (158) $ (34) Other non-operating gains 92 - 39 - - Total $ (106) $ (19) $ (37) $ (158) $ (34) Payment services = credit and debit card revenue, corporate payment products revenue and merchant processing services All Other Mortgage Service Charges Trust & Inv Mgmt Payment Services vs. 1Q09 Noninterest income grew by $130 million, or 7.3% (3.1% excluding significant items), driven by: Payments revenue (7.5% growth) Commercial products revenue (24.8% growth) Higher other revenue Lower end of term lease residual valuation losses Mortgage banking revenue decline of $33 million 33% reduction in production volume Favorable change in MSR hedge ($42 1Q10 vs. $2 1Q09) Significant items, including net securities losses, were favorable by $72 million vs. 4Q09 Noninterest income was lower by $98 million, or 4.9% (10.2% excluding significant items), driven by: Payments revenue and deposit service charges seasonally lower Mortgage banking revenue decline of $18 million 19% reduction in production volume Lower commercial products revenue and trust & investment management fees Lower other revenue Payment contract termination gain 4Q09 Unfavorable change in lease residual valuation losses Significant items, including net securities losses, favorable by $124 million

Noninterest Expense 1Q09 2Q09 3Q09 4Q09 1Q10 All Other 382 649 500 611 611 Tech & Communications 155 157 175 186 186 Prof Svcs, Marketing and PPS 182 211 272 256 256 Occupancy & Equip 211 208 203 214 214 Compensation & Benefits 941 904 903 961 961 Noninterest Expense Key Points $ in millions Year-Over-Year Growth 5.2% 17.1% 13.2% 15.0% 14.2% $2,136 $1,871 $2,129 $2,053 $2,228 Occupancy & Equip Prof Svcs, Marketing & PPS All Other Tech & Comm Compensation & Benefits Occupancy & Equip All Other Tech & Communications Prof Svcs, Marketing and PPS Compensation & Benefits vs. 1Q09 Significant Noninterest Expense Items 1Q09 2Q09 3Q09 4Q09 1Q10 FDIC special assessment $ - $ 123 $ - $ - $ - Total $ - $ 123 $ - $ - $ - Noninterest expense was higher by $265 million, or 14.2% (7.7% excluding acquisitions), majority of variance driven by: Acquisitions ($121 million of increase) Tax credit amortization ($42 million of increase) FDIC expense Other loan expense vs. 4Q09 Noninterest expense was lower by $92 million, or 4.1% (6.7% excluding acquisitions), majority of variance driven by: Tax credit amortization ($58 million of decrease) Marketing and business development ($45 million of decrease) Professional services ($23 million of decrease) Partially offset by acquisition expense ($53 million increase) and compensation and employee benefits (seasonal increase in payroll taxes and incentive accruals and increased pension costs)

Positioned for Growth Opportunities Core businesses continue to perform Solid capital and liquidity position and strong capital generation Positioned to capitalize on economic recovery "Flight to Quality" Investing for growth - organic initiatives, M&A and joint ventures USB prepared to opportunistically acquire Core businesses are scalable and can be leveraged as the economy recovers Challenges Credit quality Regulatory / legislative oversight and actions

Appendix

Non-Regulatory Capital Ratios

1Q10 Earnings Conference Call

$ in millions

	1Q09	2Q09	3Q09	4Q09	1Q10
Total equity	$ 27,942	$ 24,886	$ 25,880	$ 26,661	$ 27,388
Preferred stock	(7,939)	(1,500)	(1,500)	(1,500)	(1,500)
Noncontrolling interests	(719)	(715)	(709)	(698)	(679)
Goodwill (net of deferred tax liability)	(8,001)	(8,035)	(8,161)	(8,482)	(8,374)
Intangible assets (exclude mortgage servicing rights)	(1,516)	(1,479)	(1,604)	(1,657)	(1,610)
Tangible common equity (a)	9,767	13,157	13,906	14,324	15,225
Tier 1 Capital, determined in accordance with prescribed regulatory requirements	25,284	21,710	21,990	22,610	23,278
Trust preferred securities	(4,024)	(4,024)	(4,024)	(4,524)	(4,524)
Preferred stock	(7,939)	(1,500)	(1,500)	(1,500)	(1,500)
Noncontrolling interests, less preferred stock not eligible for Tier 1 capital	(692)	(692)	(692)	(692)	(692)
Tier 1 common equity (b)	12,629	15,494	15,774	15,894	16,562
Total assets	263,624	265,560	265,058	281,176	282,428
Goodwill (net of deferred tax liability)	(8,001)	(8,035)	(8,161)	(8,482)	(8,374)
Intangible assets (exclude mortgage servicing rights)	(1,516)	(1,479)	(1,604)	(1,657)	(1,610)
Tangible assets (c)	254,107	256,046	255,293	271,037	272,444
Risk-weighted assets, determined in accordance with prescribed regulatory requirements (d)	232,043	231,821	231,993	235,233	234,042
Ratios					
Tangible common equity to tangible assets (a)/(c)	3.8%	5.1%	5.4%	5.3%	5.6%
Tier 1 common equity to risk-weighted assets (b)/(d)	5.4%	6.7%	6.8%	6.8%	7.1%
Tangible common equity to risk-weighted assets (a)/(d)	4.2%	5.7%	6.0%	6.1%	6.5%

usbancorp

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U.S. Bancorp 1Q10 Earnings Conference Call April 20, 2010